UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549
                                 ______________

                                    FORM 8-K

                                 CURRENT REPORT
                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934
                                 ______________

        Date of Report (Date of earliest event reported): March 31, 2005

               MERRILL LYNCH, PIERCE, FENNER & SMITH INCORPORATED
                                Initial Depositor
             (Exact name of Registrant as specified in its charter)

                          Europe 2001 HOLDRS (SM) Trust
                      [Issuer with respect to the receipts]

                                                                13-5674085
         DELAWARE                         001-16261           (I.R.S. Employer
(State or other jurisdiction of     Commission File Number   Identification No.)
       incorporation)
                                 ______________

                                250 Vesey Street
                            New York, New York 10281
              (Address of principal executive offices and zip code)

                                 (212) 449-1000
              (Registrant's telephone number, including area code)
                                 ______________

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2.):

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))


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Item 8.01 Other Events


Effective February 15, 2005, Qiagen N.V., an underlying constituent of the Europe 2001 HOLDRS Trust, changed its ticker symbol from "QGENF" to "QGEN".

Effective the close of business on December 31, 2004, the merger of Sanofi-Aventis (NYSE: SNY) and Aventis (NYSE: AVE), an underlying constituent of Europe 2001 HOLDRS Trust, became effective. As a result of the merger, Sanofi-Aventis has replaced Aventis as an underlying constituent of the Europe 2001 HOLDRS Trust. In connection with the merger, Aventis shareholders received
2.3478 shares of Sanofi-Aventis for each Aventis share held as of the record date. As of the close of business on December 31, 2004, 4.6956 shares of Sanofi-Aventis are included in each round lot of 100 Europe 2001 HOLDRS.

Item 9.01. Financial Statements and Exhibits


           (c) Exhibits

               99.1 Europe 2001 HOLDRS Trust Prospectus Supplement dated March 31, 2005 to Prospectus dated October 25, 2004.



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                                    SIGNATURE

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                               MERRILL LYNCH, PIERCE, FENNER &
                                                     SMITH INCORPORATED


Date:  May 18, 2005                         By:   /s/ Satyanarayan R. Chada
                                                 -------------------------------
                                                 Name:  Satyanarayan R. Chada
                                                 Title: First Vice President


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                                  EXHIBIT INDEX

Number and Description of Exhibit

(99.1) Europe 2001 HOLDRS Trust Prospectus Supplement dated March 31, 2005 to Prospectus dated October 25, 2004.